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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 5, 2006

                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

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
                MICHIGAN                                 38-2007430
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)
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
  ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                  48226-5099
(Address of Principal Executive Offices)                 (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 5, 2006, the Board of Directors of Compuware Corporation (the "Company") amended and restated, and adopted in written form, the 2005 Non-Employee Directors Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan now allows directors to defer all or a portion of their cash compensation in the form of cash or deferred compensation units ("Units"), with each Unit representing one share of common stock. The number of Units allocated to a director's Deferred Compensation Plan account is calculated by dividing the amount of fees the director elects to defer into Units by the fair market value of a share of Company common stock on the date the fees otherwise would have been paid. The value of Units in a director's Plan account (each Unit having a value equal to the fair market value of one share of the Company's common stock at the time of distribution), plus interest accrued on the cash in the account at the U.S. federal funds rate, will be distributed to the director in a lump sum or according to a schedule, as elected by the director, beginning on the earliest of the director's death, the director's disability, a change in control of the Company, the director's separation from service or a specified date elected by the director. Participating directors are also permitted to make withdrawals in the event of an "unforeseeable emergency" that qualifies as a permissible distribution event for purposes of Section 409A of the Internal Revenue Code.

     A copy of the Deferred Compensation Plan is attached as Exhibit 10.98 and incorporated herein by reference. The above description of the Deferred Compensation Plan does not purport to be a complete statement of the parties' rights and obligations thereunder. The above description is qualified in its entirety by reference to the copy of the Deferred Compensation Plan attached to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.98   2005 Non-Employee Directors Deferred Compensation Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPUWARE CORPORATION


Date: May 11, 2006                          By: /s/ Laura L. Fournier
                                                --------------------------------
                                                Laura L. Fournier
                                                Senior Vice President
                                                Chief Financial Officer


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                                INDEX OF EXHIBITS

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EXHIBIT NO.                         DESCRIPTION
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
   10.98      2005 Non-Employee Directors Deferred Compensation Plan
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